UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2013 (June 17, 2013)

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Set forth below is a preliminary estimate of our net asset value per share as of June 17, 2013 and a preliminary estimate of our adjusted net investment income per share range for the three months ended June 30, 2013. The following estimates are not a comprehensive statement of our financial condition or results for the period from December 31, 2012 through June 17, 2013. We advise you that our actual results for the three and six months ended June 30, 2013 may differ materially from these estimates, which are given only as of June 17, 2013, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in interest rates or changes in the businesses to whom we have made loans, which may arise between now and the time that our financial results for the three and six months ended June 30, 2013 are finalized. This information is inherently uncertain.

We believe that the Operating Company will meet the adjusted net investment income per share estimate of between $0.33 and $0.35 for the three months ended June 30, 2013, which was previously announced on our quarterly earnings call held on May 7, 2013.

As of June 17, 2013, we estimate that our net asset value per share is approximately $14.31, which includes the dividend distribution which will be paid on June 28, 2013.

In addition, one of the Operating Company’s portfolio companies, Unitek Global Services, Inc. (“Unitek”), failed to make a required interest payment to the Operating Company on May 29, 2013.  Unitek subsequently made the required interest payment on June 7, 2013, and is presently current on all payment obligations to the Operating Company.

The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Deloitte & Touche LLP, our independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data.  Accordingly, Deloitte & Touche LLP does not express an opinion or any form of assurance with respect thereto.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: June 17, 2013	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Secretary

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